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                                                                     Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, National Trust 277 (Insured), National Trust 278, California Trust 187 and Pennsylvania Trust 118.

  We consent to the use of our report dated September 6, 2001, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             /S/ KPMG LLP
                                             ------------
                                             KPMG LLP

New York, New York
September 6, 2001